                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                            ANNUAL REPORT - 1996(a)


TO OUR SHAREHOLDERS:

       After a sharp correction in July, the Dow Jones Industrial Average
(DJIA) and the Standard & Poor's 500 (S&P 500) surged in September, closing the quarter at record levels. Broader market indices such as the Value Line Composite and smaller cap indices like the Russell 2000 rebounded as well, but lagged the large cap indices by considerable margins.



INVESTMENT RESULTS (b)


                                                            Calendar Quarter
                                                ----------------------------------------
                                                  1st        2nd        3rd        4th           Year
                                                  ---        ---        ---        ---           ----
1996:    Net Asset Value .....................  $13.47      $13.54     $13.81        __            __
         Total Return ........................    5.5%        1.0%       2.5%        __            __
-----------------------------------------------------------------------------------------------------------
1995:    Net Asset Value .....................  $11.56      $11.99     $12.65      $12.84         $12.84
         Total Return ........................    8.5%        4.3%       6.1%        6.9%          28.3%
-----------------------------------------------------------------------------------------------------------
1994:    Net Asset Value .....................  $11.26      $11.08     $11.54      $10.72         $10.72
         Total Return ........................   (2.2)%      (0.8)%      4.9%       (0.7)%          1.1%
-----------------------------------------------------------------------------------------------------------
1993:    Net Asset Value .....................  $11.35      $11.72     $12.15      $11.57         $11.57
         Total Return ........................    7.4%        3.8%       4.2%        1.5%          17.9%
-----------------------------------------------------------------------------------------------------------
1992:    Net Asset Value .....................  $10.19      $10.36     $10.40      $10.64         $10.64
         Total Return ........................    2.4%(c)     2.3%       1.1%        3.7%           9.8%(c)
-----------------------------------------------------------------------------------------------------------


Average Annual Returns - September 30, 1996 (b)

1 Year .......................................  16.6%
3 Year .......................................  12.8%
Life of Fund (c) .............................  13.6%


(a) The Fund's fiscal year ends September 30, 1996. (b) Average annual and total returns reflect changes in share price and reinvestment of dividends, and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, the returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (c) From commencement of operations on January 2, 1992.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE GABELLI EQUITY INCOME FUND AND THE S&P 500 INDEX

                      Gabelli Equity Income Fund     S&P 500 Index
                      ---------------------------    -------------
          1/02/96              $10,000                  $10,000
          9/30/92              $10,580                  $10,250
          9/30/93              $12,750                  $11,583
          9/30/94              $13,171                  $12,011
          9/30/95              $15,700                  $15,700
          9/30/96              $18,320                  $18,755

*  Past performance is not predictive of future performance.


INVESTMENT PERFORMANCE

       For the three months ended September 30, 1996, The Gabelli Equity Income Fund's net asset value increased 2.5% to an adjusted $13.81, compared with the 2.5% increase in the Lipper Analytical Services, Inc. Equity Income Fund Index, which covers 30 equity income funds, and the 3.1% increase in the Standard & Poor's 500 Index, a widely accepted unmanaged index of stock market performance. The Fund has advanced 9.1% for the nine months ended September 30, 1996. For the twelve months ended September 30, 1996, the Fund's total return was 16.6% while the Standard &Poor's 500 Index was up 20.3% over the same period. The Fund's return for the twelve months compares favorably to the 15.4% return of the Lipper Equity Income Fund Index.

        Since its inception on January 2, 1992 through September 30, 1996, the Fund achieved a total return of 83.2%, which equates to an average annual return of


                  Dividend History
----------------------------------------------------
                             Rate       Reinvestment
                             ----       ------------
Payment (ex) Date          Per Share        Price
-----------------          ---------        -----

September 30,1996            $0.07           $13.81
June 28, 1996                $0.06           $13.54
March  31, 1996              $0.07           $13.47
---------------------------------------------------
December 29, 1995            $0.68           $12.84
September 29,1995            $0.07           $12.65
June 30, 1995                $0.07           $11.99
March 31, 1995               $0.07           $11.56
---------------------------------------------------
December 30, 1994            $0.74           $10.72
September 30, 1994           $0.08           $11.54
June 30, 1994                $0.09           $11.08
March 31, 1994               $0.06           $11.26
---------------------------------------------------
December 31, 1993            $0.76           $11.57
September 30, 1993           $0.06           $12.15
June 30, 1993                $0.06           $11.72
March 31, 1993               $0.08           $11.35
---------------------------------------------------
December 31, 1992            $0.15           $10.64
September 30, 1992           $0.07           $10.40
June 30, 1992                $0.06           $10.36
March 31, 1992               $0.05           $10.19

13.6%, assuming reinvestment of all dividends. The Dividend History chart details each dividend paid by the Fund since its inception. As of September 30, 1996, the Fund's shareholders numbered 6,847 and net assets were $57.0 million.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET

       Robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, and strong employment numbers rekindled inflationary fears sparking a 7% market correction in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

       For the present, inflation appears to be in check. However, we don't think it's been checkmated quite yet. The world-wide demand for agricultural and selected industrial commodities is growing. Oil remains a wild card. Eventually, higher prices will be passed along to the consumer. With outsourcing, downsizing, globalization of labor, technology oriented productivity gains decelerating, and unemployment at historically low levels, we still anticipate upward pressure on wages. On the surface, the United Auto Worker's recent labor contract with Ford (F - $31.25 - NYSE) looks good. With just a 3% annual wage hike over three years, Ford appears to have avoided inflationary wage increases. However, by agreeing to limit outsourcing and, in effect, guaranteeing UAW workers lifetime tenure, future productivity may be diminished. We have seen the long-term implications of such labor rigidity in Europe. We fear Ford may have just won a psychological victory. More importantly, if President Clinton wins in a landslide, market observers will ask: What payback will he give to his supporters? What will this mean for labor costs, productivity gains, inflation, corporate earnings and the market?

       Based largely on better than expected news on the inflation front, our short-term posture toward the broad market has changed slightly from cautious to cautiously optimistic. Corporate earnings should finish the year up around 10%. Valuations are above the historic norm, but not yet at troublesome levels. If inflation remains subdued (we're still not convinced it isn't peeking around the corner), long interest rates stabilize at current levels, and mutual fund cash inflows remain strong, 1996 equities returns may well exceed our expectations after the Presidential Election.

       Whatever the market has in store for us over the next several quarters, there are attractive long-term opportunities in a variety of industries. World class industrial companies will get a boost from recovering economies in Europe and the Pacific Rim. Aerospace component suppliers will continue to benefit from the strong world-wide demand for new aircraft. Selected telecommunications stocks will prosper as the sweeping deregulation of the industry is implemented in the U.S. and emerging nations invest heavily in building modern systems. Entertainment software stocks should also do well as distribution networks here and abroad continue to expand. AND DEALS WILL BE DONE. The record levels of mergers and acquisitions experienced in 1995-1996 may well be exceeded. The benefits of strategic combinations in a broad spectrum of industries will keep investment bankers busy and value investors happy in the year ahead.

GENERAL MOTORS:  IT'S MORE THAN JUST A CAR COMPANY

       In previous reports, we've talked about "Humpty Dumpty" conglomerates surfacing value through the sale or spin-off of divisions. The good folks at General Motors Corporation (GM - $48.00 - NYSE) may soon be adding their name to a list that includes American Express Company (AXP - $46.25 - NYSE), American Brands, Inc. (AMB - $42.25 - NYSE), ITT Corporation (ITT - $43.625 -
NYSE), and AT&T Corp. (T - $52.25 - NYSE) to name just a few. Encouraged by the successful spin-off of Electronic Data Systems Corp. (EDS - $61.375 -
NYSE), GM management is now focusing on another GM tracking stock, GM Hughes (GMH - $57.75 - NYSE). GMH has three businesses: auto electronics, aerospace, and a satellite telecommunications division that includes the rapidly growing DirecTV and a satellite video distribution business that will be strengthened with the acquisition of PanAmSat Corporation (SPOT - $27.8125 - NASDAQ). GM has several alternatives that would benefit GMH shareholders, the largest of which is GM itself. One scenario would be to spin off DirecTV directly to GMH shareholders, fold the auto electronics business back into the parent company, and sell the aerospace business. GMH is currently valued at about nine times 1996 cash flow. With the potential for rapid cash flow and eventual earnings growth, DirecTV will receive a much higher multiple as a stand alone company.

       At its current price, marked to market, GMH represents about $23 of value per GM share. Marked to our Private Market Value model for GMH, it represents $30 of value. Should GM restructure GMH in the aforementioned manner, GM's auto business would be trading at about half the cash flow multiples enjoyed by Ford and Chrysler Corp. (C - $28.625 - NYSE). Ford and Chrysler do have cost advantages relative to GM and the impending settlement with the UAW may hamper GM's cost cutting progress. However, that is too deep a discount for an American auto manufacturer with excellent long-term prospects.

ONE HURDLE LEFT

       The Federal Trade Commission's recent approval of the Time Warner Inc. (TWX - $38.625 - NYSE)/Turner Broadcasting (TBS'A - $28.50 - ASE) merger eliminates one of the hurdles facing TWX management. The Turner acquisition is hardly a steal for Time Warner, but it does position them as an unparalleled global powerhouse in the entertainment software and cable network businesses. Now, Gerald Levin and company can focus on settling its differences with US West Media Group (UMG - $16.875 - NYSE), its disgruntled partner in the cable television and entertainment software businesses. This may entail buying US West Media out of Warner Brothers and HBO by giving them a bigger stake in Time Warner Cable Television or outright ownership of selected cable systems. US West Media appears committed to the cable industry. At this stage, a deal hinges on price (how many cable subscribers TWX will give up for exclusive ownership of filmed entertainment assets). With TWX stock languishing, Mr. Levin will be under increasing pressure from shareholders like Ted Turner and Tele-Communications Inc.'s (TCOMA - $14.9375 - NASDAQ) John Malone to get something done. We believe a compromise that will enhance US West Media's cable/telephony franchise and turn Time Warner into a purer entertainment/news software play will be reached. TWX can then sell additional non-core assets and/or spin off its share of the cable operations to shareholders. The end result would be a much better looking balance sheet, a more focused company and, we believe, a stock price in the mid $50s.

THE CONSOLIDATORS - THE 1990S GAME

       The 1960s was the decade of the conglomerates.  Individuals like
Harold Geneen at ITT, Charlie Bluhdorn at Gulf & Western, and Royal Little at Textron championed corporate growth and stability by bundling non-related businesses. Wall Street was in love with the conglomerates. And why not?
They were using their shares trading at 12 times earnings to buy smaller, less visible companies at eight times earnings. Earnings marched steadily upward as did conglomerate stock prices.

       Times change. Wall Street now shuns conglomerates. They are difficult for analysts to understand and many are saddled with mature low-growth companies that restrain, rather than contribute to, earnings growth. Corporate managers are realizing that by shedding non-related divisions through direct sale or spin-off to shareholders, they are getting much better valuations for their core businesses. In short, investors are willing to pay more for the sum of the parts than for the whole. Corporate chieftains like Harvey Golub of American Express, Tom Hays at American Brands and Rand Araskog at ITT have already demonstrated the positive impact that consolidation has on stock prices. Westinghouse Electric Corp.'s (WX - $18.625 - NYSE) Michael Jordan appears to be following their lead with the acquisition of Infinity Broadcasting Corp. (INF - $31.50 - NYSE) to complement the CBS radio network and the revelation that he is considering spinning off or selling the company's industrial businesses.

       There is another type of consolidation creating enthusiasm on Wall Street. Consolidators are buying competitors, lowering expenses through enlarged buying power, eliminating corporate overhead and driving growth rates in the process. Consolidators are looking for fragmented industries where this strategy is most effective. A prominent consolidator is Wayne Huzienga, who made his first fortune consolidating the trash hauling industry with Waste Management International Inc. (WME - $9.00 - NYSE). He repeated the pattern in the video rental business via Blockbuster Entertainment. Now, under the corporate banner of Republic Industries, Inc. (RWIN - $29.00 - NASDAQ), he is consolidating the used car and electronic security businesses. We believe that by buying smaller competitors, consolidating operations, and creating a national brand name franchise, Mr. Huzienga will once again make a lot of money for himself and Republic Industries' shareholders. Other industries where this is occurring are broadcasters, banks, brokers, health care and even public utilities.

FARMER KRAVIS

       Henry Kravis, one of the principals of Kravis, Kohlberg, & Roberts
(KKR), has been harvesting seeds planted by the firm during the heyday of leveraged buyouts in the 1980s. The recent sale of Duracell International Inc. (DUR - $64.047 - NYSE) (34% owned by KKR) to Gillette Co. (G - $72.125 - NYSE) follows on the heels of the sale of KKR-controlled Red Lion Hotels Inc. (RL - $29.625 - NYSE) to Doubletree Corp. (TREE - $39.875 - NASDAQ), Stop & Shop Companies Inc. to Royal Ahold N.V., and American Re Corp. (ARN - $63.50 -
NYSE) to Munich Reinsurance Company. Farmer Kravis is unloading this bumper crop of fine companies. Indeed, he is in the process of raising $5 billion in seed money for planting new crops.

       Why are we interested in what Farmer Kravis is doing? For a variety of reasons, not the least of which is that with the exception of a failed tobacco crop (KKR's ill-fated LBO of RJR), he's been a very profitable farmer. We like to watch what Henry is buying - KKR's recent purchase of Bruno's reaffirms our notion of value in food retailers like Delchamps Inc. (DLCH - $20.00 - NASDAQ) and Giant Food Inc.

(GFS'A - $34.00 - ASE). We also monitor values surfaced by his selling. The 13-14 times cash flow paid by Gillette for Duracell has very positive implications for Ralston Purina Group (RAL - $68.50 - NYSE), whose Eveready Battery business is a strong number two in the market to Duracell. Finally, we are encouraged that Farmer Kravis is in the process of raising a big pile of money to buy the kind of undervalued companies available in our Fund's portfolio.

LET'S TALK STOCKS

       The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $46.25 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and travel-related services. Another important operation is Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) which sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core "green" charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. Management's objective is virtual parity with bankcard networks. In July, the company joined forces with Microsoft to start their own on-line corporate travel service. Additionally, the company has launched Financial Direct, a financial services operation that provides self-directed on-line trading. We believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

Atlantic Richfield Company (ARCO) (ARC - $127.50 - NYSE) is a diversified company operating globally in all aspects of the energy business. Included are ventures in China and Russia. Approximately 35% of ARCO's 1995 revenues of $17.3 billion were derived from oil, gas and coal resources, 40% from refining and marketing and almost 25% from intermediate chemicals and specialty products. ARCO's operating results last year were the highest since its record earnings in 1990. Earnings should continue to rise as world-wide demand for energy and petrochemical products grows over the rest of the decade. The company's strong cash flow, exceeding $3 billion, readily supports the shares' above average 4.20% yield.

British Petroleum Company, plc (BP - $125.00 - NYSE ), with an equity market capitalization approaching $60 billion, is one of the largest integrated oil enterprises in the world. Crude oil output exceeds 1.2 million barrels per day and is anticipated to rise 5% annually through the year 2000. Refinery throughputs are 1.7 million barrels per day. The company, like other major oil producers and refiners, has embarked on a major cost-cutting program.
Supported by recent increases in world crude oil prices and rising volumes, British Petroleum is a substantial cash flow generator, a portion of which is being used to reduce debt.

Exxon Corporation (XON - $83.25 - NYSE), with an equity market value exceeding $100 billion, is the world's largest publicly-owned integrated oil company. The company produces an average 1.7 million barrels of crude oil and natural gas liquids per day, roughly two-thirds of which come from overseas reserves. Revenues, having plateaued at roughly $100 billion over the past five years, should eventually rebound as world-wide demand for energy increases. Profitability has been sustained by management's success in cutting approximately $1 billion from overhead in each of the last few years. Dividends have been paid since 1882 and have increased annually since 1983.

GTE Corporation (GTE - $38.50 - NYSE) is the fourth-largest publicly-owned telecommunications company in the world. The company owns the largest non-Bell telecommunications system, serving 19 million access lines in 30 states. GTE is the nation's second-largest provider of cellular services, with a controlling interest in metropolitan and rural service areas covering more than 50 million people. Roughly 25% of earnings are derived from non-telephone businesses growing at more than 20% per year. Chairman Charles Lee is structuring the company for accelerated growth.

International Business Machines Corporation (IBM - $124.50 - NYSE) is the world's largest information technology services company. 1995 total revenue increased almost $8 billion or 12% to $72 billion. IBM is also a huge cash flow generator. The company ended the year with $7.7 billion in cash, after spending $5.7 billion to repurchase IBM stock and $2.9 billion to acquire Lotus Development.

Southwest Gas Corporation (SWX - $17.50 - NYSE) is a regulated natural gas distributor serving some of the fastest growing regions in the country, including one million customers in parts of Arizona, Nevada and California. 75% of revenues are from residential and rural commercial users. The company has received favorable rulings in its Nevada rate cases which it hopes will influence its filings with Arizona regulators.

Texaco Inc. (TX - $92.00 - NYSE) is a major integrated international oil company. 50%-owned Caltex (Chevron holds the other 50%) concentrates on refining and marketing in the Pacific Rim where standards of living and economies are advancing rapidly. 1996 looks to be a record year for Texaco in generation of cash flow and earnings.

NO LOAD - EFFECTIVE AUGUST 12, 1996

       Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are not subject to a sales charge. The minimum initial investment for all accounts is $1,000. Additionally, we invite shareholders to start an automatic investment plan whereby no initial minimum is required.

INTERNET

       You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us E-mail at info@gabelli.com.

IN CONCLUSION

       For the time being, equities investors are basking in the glow of low inflation, relatively low interest rates, and good, if not great corporate profits. We remain concerned that inflation will once again rear its ugly head, making bonds and stocks vulnerable at current levels.

       Our opinions on the market remain largely immaterial to the Fund's investment posture.

Cash balances in the portfolio are a function of the availability of stocks representing good fundamental value. Our low level of cash reserves reflects our belief that there are still numerous value oriented opportunities of which we will continue to take advantage.

       The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABEX. Please call us during the day for further information.

       Thank you for your appreciation of our efforts to preserve and enhance the assets you have entrusted to us.


                                                 Sincerely,



   /s/ JAMES FOUNG, CFA                            /s/ MARIO J. GABELLI, CFA
   --------------------------                      -------------------------
   JAMES FOUNG, CFA                                MARIO J. GABELLI, CFA
   Associate Portfolio Manager                     President and
                                                   Chief Investment Officer

November 1, 1996




                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1996


British Petroleum Company, plc
Eastern Enterprises Inc.
Exxon Corporation
Chevron Corporation
American Express Company
Atlantic Richfield Company
GTE Corporation
Texaco Inc.
Int'l Business Machines Corp.
Southwest Gas Corporation


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

  SHARES                                           COST          VALUE
-----------                                     -----------   -----------
                 COMMON STOCKS--88.38%
                 AUTOMOTIVE--1.37%
      6,500      Ford Motor Company............ $   153,183   $   203,125
     12,000      General Motors Corporation....     447,738       576,000
                                                -----------   -----------
                                                    600,921       779,125
                                                -----------   -----------
                 AUTOMOTIVE: PARTS AND ACCESSORIES--1.43%
      2,500      Dana Corporation..............      65,938        75,625
     15,000      GenCorp Inc. .................     184,500       211,875
     12,000      Genuine Parts Company.........     427,123       525,000
                                                -----------   -----------
                                                    677,561       812,500
                                                -----------   -----------
                 AVIATION: PARTS AND ACCESSORIES--5.22%
      1,000      Barnes Group..................      49,800        49,750
      9,000      Boeing Co. ...................     573,279       850,500
     15,000      Curtiss-Wright Corp. .........     444,138       817,500
      5,000      General Motors Corporation Cl.
                  H............................     174,000       288,750
      1,000      Raytheon Co. .................      51,300        55,625
      1,000      Rockwell International
                  Corp. .......................      55,550        56,375
     12,000      Trinova Corporation...........     386,325       378,000
      4,000      United Technologies
                  Corporation..................     442,717       480,500
                                                -----------   -----------
                                                  2,177,109     2,977,000
                                                -----------   -----------
                 BUSINESS SERVICES--5.36%
     18,000      Dun & Bradstreet Corp. .......   1,080,024     1,073,250
      7,500      Honeywell, Inc. ..............     323,296       473,437
        300      Imation Corporation...........       6,743         7,350
     10,000      International Business
                  Machines Corporation.........     509,358     1,245,000
     13,000      Landauer, Inc. ...............     200,317       258,375
                                                -----------   -----------
                                                  2,119,738     3,057,412
                                                -----------   -----------
                 CONSUMER PRODUCTS--8.91%
     28,000      American Brands, Inc. ........   1,188,275     1,183,000
      6,000      Culbro Corporation............     263,550       333,000
      7,000      Eastman Kodak Company.........     413,935       549,500
     12,500      General Electric Company......     606,651     1,137,500
      8,000      Gillette Company..............     202,038       577,000
     14,000      National Presto Industries,
                  Inc. ........................     591,417       526,750
      2,000      Philip Morris Companies
                  Inc. ........................      93,100       179,500
      3,500      Procter & Gamble Company......     176,108       341,250
      6,000      Tambrands Inc. ...............     255,066       252,750
                                                -----------   -----------
                                                  3,790,140     5,080,250
                                                -----------   -----------
                 DIVERSIFIED INDUSTRIAL--1.94%
     10,000      Minnesota Mining and
                  Manufacturing Company........     647,944       698,750
     14,000      Thomas Industries Inc. .......     157,975       271,250
      4,000      Trinity Industries, Inc. .....     137,700       133,500
                                                -----------   -----------
                                                    943,619     1,103,500
                                                -----------   -----------
                 ENERGY--ELECTRIC--1.16%
      1,000      FPL Group, Inc. ..............      28,613        43,250
     30,000      PacifiCorp....................     595,750       618,750
                                                -----------   -----------
                                                    624,363       662,000
                                                -----------   -----------
                 ENERGY--NATURAL GAS--9.32%
     21,000      Bay State Gas Company.........     501,475       561,750
      2,000      Berkshire Gas Company.........      33,290        30,500
      3,000      Brooklyn Union Gas Company....      74,900        83,625
     24,000      Colonial Gas Company..........     484,600       534,000
     28,000      Commonwealth Energy System....     556,837       651,000
     56,000      Eastern Enterprises Inc. .....   1,521,906     2,114,000

  SHARES                                           COST          VALUE
-----------                                     -----------   -----------
                 ENERGY--NATURAL GAS (CONTINUED)
      2,500      Essex County Gas Company...... $    63,375   $    67,500
      2,500      Fall River Gas Company........      57,175        47,500
     70,000      Southwest Gas Corporation.....   1,114,775     1,225,000
                                                -----------   -----------
                                                  4,408,333     5,314,875
                                                -----------   -----------
                 ENERGY--OIL--20.27%
     14,000      Atlantic Richfield Company....   1,551,942     1,785,000
     20,000      British Petroleum Company,
                  plc ADR......................     878,500     2,500,000
     20,000      Burlington Resources Inc. ....     844,528       887,500
     30,000      Chevron Corporation...........     984,813     1,878,750
     25,000      Exxon Corporation.............   1,527,887     2,081,250
     10,000      Halliburton Company...........     420,389       516,250
     10,000      Pennzoil Company..............     453,000       528,750
     15,000      Texaco Inc. ..................     938,375     1,380,000
                                                -----------   -----------
                                                  7,599,434    11,557,500
                                                -----------   -----------
                 ENTERTAINMENT--0.26%
      2,000      Polygram NV ADR...............      58,725       111,500
      1,000      Time Warner Inc. .............      25,888        38,625
                                                -----------   -----------
                                                     84,613       150,125
                                                -----------   -----------
                 FINANCIAL SERVICES--10.43%
     40,000      American Express Company......     854,291     1,850,000
     10,000      Banco Santander SA ADR........     448,234       523,750
      5,000      BankAmerica Corporation.......     211,500       410,625
     12,500      Commerzbank AG Spons ADR......     480,411       571,211
     16,000      Deutsche Bank AG ADR..........     739,200       754,229
     11,000      Morgan (J.P.) & Co.
                  Incorporated.................     685,500       977,625
      1,500      Northern Trust Company........      60,300        98,625
     12,000      SunTrust Banks Inc. ..........     251,737       492,000
      2,200      Transamerica Corporation......     111,528       153,725
      2,000      U.S. Trust Corporation........      47,394       116,000
                                                -----------   -----------
                                                  3,890,095     5,947,790
                                                -----------   -----------
                 FOOD AND BEVERAGE--1.59%
      5,000      Giant Food, Inc. Cl. A........     168,375       170,000
      3,500      Kellogg Company...............     176,926       241,063
      8,500      PepsiCo, Inc. ................     261,500       240,125
      1,500      Quaker Oats Company...........      51,525        54,938
     14,000      Rykoff-Sexton, Inc. ..........     176,347       201,250
                                                -----------   -----------
                                                    834,673       907,376
                                                -----------   -----------
                 HEALTH CARE--1.35%
     15,000      Johnson & Johnson.............     301,284       768,750
                                                -----------   -----------
                 INDUSTRIAL EQUIPMENT AND SUPPLIES--4.26%
      2,400      Caterpillar Inc. .............      56,971       180,900
     27,500      Deere & Company...............     381,351     1,155,000
      2,500      EG&G Inc. ....................      44,813        44,688
     11,500      Ingersoll Rand Co. ...........     446,263       546,250
      2,500      Minerals Technologies Inc. ...      63,238        93,438
      4,000      Tenneco Inc. .................     164,497       200,500
      4,500      Union Carbide Corporation.....      75,038       205,313
                                                -----------   -----------
                                                  1,232,171     2,426,089
                                                -----------   -----------
                 METALS AND MINING--1.65%
      2,400      Freeport-McMoRan Copper & Gold
                  Inc. Cl. A...................      50,935        70,800
     22,455      Freeport-McMoRan Copper & Gold
                  Inc. Cl. B+..................     436,032       701,719
      5,333      Freeport-McMoRan Inc. ........     116,854       166,656
                                                -----------   -----------
                                                    603,821       939,175
                                                -----------   -----------

    The accompanying notes are an integral part of the financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
 OR SHARES                                          COST          VALUE
-----------                                      -----------   -----------
                 COMMON STOCKS (CONTINUED)
                 PUBLISHING--0.17%
      2,500      Reader's Digest Association,
                  Inc. Cl. B................... $    92,668   $    94,063
                                                -----------   -----------
                 RETAIL--0.16%
      2,000      Sears, Roebuck and Co. .......      51,241        89,500
                                                -----------   -----------
                 SPECIALTY CHEMICALS--1.33%
      8,000      E.I. du Pont de Nemours and
                  Company......................     524,000       706,000
      2,000      Ferro Corporation.............      53,600        54,000
                                                -----------   -----------
                                                    577,600       760,000
                                                -----------   -----------
                 TELECOMMUNICATIONS--12.20%
      5,000      ALLTEL Corporation............     120,500       139,375
     18,000      BC TELECOM Inc. ..............     317,456       360,132
     25,000      BCE Inc. .....................     845,708     1,068,750
     11,000      British Telecommunications
                  plc ADR......................     691,526       614,625
      7,500      Cable & Wireless plc ADR......     147,710       156,563
      1,500      Cincinnati Bell Inc. .........      24,075        79,500
     20,000      Citizens Utilities Company Cl.
                  A............................     248,500       242,500
     18,000      COMSAT Corporation............     418,213       407,250
     36,000      GTE Corporation...............   1,220,300     1,386,000
     10,000      Hong Kong Telecommunications
                  Ltd. ADR.....................     139,671       180,000
      1,500      Motorola, Inc. ...............      40,894        77,438
      8,000      NYNEX Corporation.............     315,750       347,997
      2,000      Pacific Telesis Group Inc. ...      55,261        67,250
     25,000      Southern New England
                  Telecommunications
                  Corporation..................     866,964       921,875
      5,000      STET SpA--Societa Financiaria
                  Telefonica SpA ADR...........     169,000       173,125
     10,000      Telefonica de Espana ADR......     384,623       556,250
      6,000      US WEST Communications
                  Group........................     147,104       178,500
                                                -----------   -----------
                                                  6,153,255     6,957,130
                                                -----------   -----------
                 TOTAL COMMON STOCKS...........  36,762,639    50,384,160
                                                -----------   -----------
                 CONVERTIBLE CORPORATE BONDS--8.36%
                 AUTOMOTIVE: PARTS AND ACCESSORIES--0.68%
$   375,000      GenCorp Inc. Sub. Deb. Cv.
                  8.00%, 08/01/02..............     370,555       388,125
                                                -----------   -----------
                 BUILDING AND
                  CONSTRUCTION--0.18%
    100,000      Medusa Corporation Sub. Notes
                  Cv.
                  6.00%, 01/15/20..............      97,582       105,500
                                                -----------   -----------
                 CABLE--1.79%
  1,000,000      Home Shopping Network, Inc.
                  Sub. Deb. Cv. 5.875%,
                  03/01/06(a)..................   1,000,000     1,020,000
                                                -----------   -----------
                 CONSUMER PRODUCTS--0.76%
    600,000      Fieldcrest Cannon, Inc. Sub.
                  Deb. Cv.
                  6.00%, 03/15/12..............     451,682       432,000
                                                -----------   -----------
                 ENERGY--OIL--0.39%
    150,000      Pennzoil Company Sub. Deb. Cv.
                  6.50%, 01/15/02..............     150,000       221,250
                                                -----------   -----------

 PRINCIPAL
  AMOUNT
 OR SHARES                                         COST          VALUE
-----------                                     -----------   -----------
                 ENTERTAINMENT--0.20%
$   150,000      Savoy Pictures Entertainment,
                  Inc. Sub. Deb. Cv. 7.00%,
                  07/01/03...................... $   129,498   $   111,750
                                                 -----------   -----------
                 FOOD AND BEVERAGE--0.29%
    500,000      Flagstar Companies, Inc. Sub.
                  Deb. Cv. 10.00%, 11/01/14.....     342,888       166,875
                                                 -----------   -----------
                 HOTELS/CASINOS--0.47%
    250,000      Hilton Hotels Corporation Sub.
                  Deb. Cv. 5.00%, 05/15/06......     250,000       267,812
                                                 -----------   -----------
                 INDUSTRIAL EQUIPMENT AND SUPPLIES--1.52%
    500,000      Cooper Industries, Inc. Sub.
                  Deb. Cv. 7.05%, 01/01/15......     496,011       545,000
    319,000      Kollmorgen Corporation Sub.
                  Deb. Cv.
                  8.75%, 05/01/09...............     261,707       320,994
                                                 -----------   -----------
                                                     757,718       865,994
                                                 -----------   -----------
                 PUBLISHING--0.81%
    100,000      News American Holdings
                  Incorporated Sub. Deb. Cv.
                  Zero Cpn., 03/31/02...........      65,823        89,750
    400,000      Thomas Nelson Inc. Sub. Deb.
                  Cv.
                  5.75%, 11/30/99...............     396,718       370,000
                                                 -----------   -----------
                                                     462,541       459,750
                                                 -----------   -----------
                 RETAIL--0.54%
    400,000      General Host Corporation Sub.
                  Deb. Cv. 8.00%, 02/15/02......     393,594       308,000
                                                 -----------   -----------
                 TRANSPORTATION--0.36%
    250,000      Greyhound Lines, Inc. Sub. Deb.
                  Cv.
                  8.50%, 03/31/07...............     141,719       205,000
                                                 -----------   -----------
                 WIRELESS COMMUNICATIONS--0.37%
    300,000      COMCAST Cellular Communications
                  Inc. Redeemable Notes, Zero
                  Cpn., 03/05/00................     209,404       213,750
                                                 -----------   -----------
                 TOTAL CONVERTIBLE CORPORATE
                  BONDS.........................   4,757,181     4,765,806
                                                 -----------   -----------
                 CONVERTIBLE PREFERRED STOCKS--1.58%
                 CONSUMER PRODUCTS--0.05%
      2,000      Kerr Group, Inc.
                  Cl. B $1.70 Cv. Pfd. Ser. D... $    33,288   $    24,750
                                                 -----------   -----------
                 DIVERSIFIED INDUSTRIAL--0.35%
      3,500      GATX Corporation $3.875 Cv.
                  Pfd. .........................     164,025       199,500
                                                 -----------   -----------
                 INDUSTRIAL EQUIPMENT AND SUPPLIES--0.74%
      6,000      Flagstar Companies, Inc. $2.25
                  Cv. Pfd. Ser. A...............     118,188        40,500
      2,500      Navistar International
                  Corporation
                  $6.00 Cv. Pfd. Ser. G.........      68,625       140,000
      3,200      Sequa Corporation $5.00 Cv.
                  Pfd. .........................     204,510       243,200
                                                 -----------   -----------
                                                     391,323       423,700
                                                 -----------   -----------

    The accompanying notes are an integral part of the financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
 OR SHARES                                         COST          VALUE
-----------                                     -----------   -----------
                 CONVERTIBLE PREFERRED STOCKS (CONTINUED)
                 METALS AND MINING--0.24%
      5,000      Freeport-McMoRan Copper & Gold
                  Inc. 5.00% Cv. Pfd. ......... $   106,500   $   138,750
                                                -----------   -----------
                 PUBLISHING--0.20%
      2,000      Golden Books Family
                  Entertainment, Inc. 8.75% Cv.
                  Pfd(a).......................     100,000       113,500
                                                -----------   -----------
                 TOTAL CONVERTIBLE PREFERRED
                  STOCKS.......................     795,136       900,200
                                                -----------   -----------
                 U.S. GOVERNMENT OBLIGATIONS--2.02%
$ 1,150,000(b)   U.S. Treasury Bills,
                  4.89% to 4.95%, due 10/03/96
                  to 10/10/96..................   1,148,722     1,148,722
                                                -----------   -----------
                 TOTAL U.S. GOVERNMENT
                  OBLIGATIONS..................   1,148,722     1,148,722
                                                -----------   -----------
                 TOTAL INVESTMENTS--100.34%.... $43,463,678*   57,198,888
                                                ============
                 LIABILITIES, IN EXCESS
                  OF OTHER ASSETS--(0.34%).....                  (192,627)
                                                              -----------
                 NET ASSETS--100%
                 (4,127,713 shares
                  outstanding).................               $57,006,261
                                                              ===========
                 NET ASSET VALUE, OFFERING AND
                  REDEMPTION PRICE PER SHARE...                    $13.81
                                                                   ======

NUMBER OF                                        PROCEEDS
CONTRACTS                                        RECEIVED        VALUE
----------                                      -----------   -----------
                CALL OPTIONS WRITTEN
        10      British Petroleum Company, plc
                 ADR January 1997 $120 C....... $     5,094   $     8,000
                                                -----------   -----------
                TOTAL CALL OPTIONS WRITTEN..... $     5,094   $     8,000
                                                -----------   -----------

---------------

* For Federal income purposes:

Aggregate cost...................................    $43,463,678
                                                     ===========
Gross unrealized appreciation....................     14,471,701
Gross unrealized depreciation....................       (736,491)
                                                     -----------
Net unrealized appreciation......................    $13,735,210
                                                     ===========

+ Non-income producing security
ADR -- American Depositary Receipt.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996, Rule 144A securities amounted to $1,133,500, or 2.0% of net assets.
(b) Held by the custodian in a segregated account as collateral for open call options written.

    The accompanying notes are an integral part of the financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
----------------------------------------------------------

ASSETS:
 Investments in securities, at value
   (Cost $43,463,678) (Note 1)....................   $57,198,888
 Cash.............................................        44,581
 Receivable for Fund shares sold..................        15,076
 Receivable for investments sold..................       397,534
 Dividends receivable.............................       139,294
 Accrued interest receivable......................        76,303
 Receivable for premiums on options written.......         5,094
 Deferred organizational expenses (Note 5)........         7,434
                                                     -----------
     TOTAL ASSETS.................................    57,884,204
                                                     -----------
LIABILITIES:
 Payable to Advisor (Note 4)......................        46,470
 Payable for distribution fees (Note 6)...........        23,812
 Dividends payable................................        19,734
 Call options written, at value
   (premiums received: $5,094)....................         8,000
 Payable for investments purchased................       717,392
 Payable for Fund shares redeemed.................        28,575
 Other accrued expenses...........................        33,960
                                                     -----------
     TOTAL LIABILITIES............................       877,943
                                                     -----------
     NET ASSETS (applicable to 4,127,713 shares
       outstanding) (Note 2)......................   $57,006,261
                                                     ===========
     NET ASSET VALUE AND REDEMPTION PRICE PER
       SHARE......................................        $13.81
                                                          ======
NET ASSETS CONSIST OF:
 Capital Stock, at par value (Note 2).............   $     4,128
 Additional paid-in capital.......................    40,720,059
 Distributions in excess of net investment
   income.........................................       (27,356)
 Accumulated net realized gain on investments and
   futures transactions...........................     2,577,095
 Net unrealized appreciation on investments and
   assets and liabilities denominated in foreign
   currencies.....................................    13,732,335
                                                     -----------
     NET ASSETS...................................   $57,006,261
                                                     ===========

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes of $28,156).......   $1,655,577
 Interest..........................................      543,368
                                                      ----------
     TOTAL INCOME..................................    2,198,945
                                                      ----------
EXPENSES:
 Investment advisory fee (Note 4)..................      561,461
 Transfer and shareholder servicing agent fees.....      156,088
 Distribution expenses (Note 6)....................      140,353
 Legal and audit fees..............................       54,563
 Printing and mailing expenses.....................       52,822
 Custodian fees and expenses.......................       38,257
 Directors' fees...................................       35,021
 Registration fees.................................       17,509
 Amortization of organization expenses (Note 5)....       13,393
 Miscellaneous.....................................       12,423
                                                      ----------
     TOTAL EXPENSES................................    1,081,890
                                                      ----------
INVESTMENT INCOME--NET.............................    1,117,055
                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign
   currency transactions:
     Long transactions.............................    2,516,623
     Short transactions............................       36,175
   Futures contracts...............................        8,721
 Net change in unrealized appreciation.............    4,939,022
                                                      ----------
       Net gain on investments.....................    7,500,541
                                                      ----------
 NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................   $8,617,596
                                                      ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                                   ------------------------------
                                                                                                       1996             1995
                                                                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
 Investment income--net........................................................................     $ 1,117,055      $ 1,278,770
Net realized gain (loss) on:
 Investments and foreign currency transactions.................................................       2,552,798        2,788,574
 Futures contracts.............................................................................           8,721          (83,041)
Net change in unrealized appreciation..........................................................       4,939,022        5,063,872
                                                                                                   ------------     ------------
Net increase in net assets resulting from operations...........................................       8,617,596        9,048,175
                                                                                                   ------------     ------------
Distributions to shareholders:
 Net investment income.........................................................................      (1,142,065)      (1,270,183)
 In excess of net investment income............................................................         (27,356)              --
 Net realized gains............................................................................      (2,515,013)      (2,774,449)
                                                                                                   ------------     ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS............................................................      (3,684,434)      (4,044,632)
                                                                                                   ------------     ------------
Share transactions--net (Note 2)...............................................................      (2,732,464)        (388,680)
                                                                                                   ------------     ------------
Net increase in net assets.....................................................................       2,200,698        4,614,863
NET ASSETS:
Beginning of year..............................................................................      54,805,563       50,190,700
                                                                                                   ------------     ------------
End of year....................................................................................     $57,006,261      $54,805,563
                                                                                                   ============     ============

    The accompanying notes are an integral part of the financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to January 2, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on November 12, 1991. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

      (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended September 30, 1996.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

2. CAPITAL STOCK TRANSACTIONS. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                                      -----------------------------------------------------------
                                                                                 1996                            1995
                                                                      ---------------------------     ---------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                      ---------     -------------     ---------     -------------
Shares sold.........................................................    303,716     $   4,038,336       515,300     $   6,046,383
Shares issued upon reinvestment of dividends........................    267,164         3,474,191       347,341         3,817,233
Shares redeemed.....................................................   (775,940)      (10,244,991)     (877,751)      (10,252,296)
                                                                      ---------     -------------     ---------     -------------
Net decrease........................................................   (205,060)    $  (2,732,464)      (15,110)    $    (388,680)
                                                                      =========     =============     =========     =============

3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended September 30, 1996, other than U.S. Government obligations, short-term securities and securities sold short aggregated $10,262,135 and $14,374,920, respectively. During the same period, the Fund opened and closed transactions in securities sold short aggregating $227,375 and $191,200, respectively.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependant on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (variation margin) and are recorded as unrealized gains or losses until the contracts are closed, at which time the Fund recognizes a realized gain or loss. The Fund sold short futures contracts aggregating $32,326,533 and closed short futures contracts aggregating $32,317,812 during the year ended September 30, 1996. As of September 30, 1996, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. During the year ended September 30, 1996, the Fund utilized put and call options to hedge the value of the Fund's portfolio. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premiums, if the price of the financial instrument decreases between those dates.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

Transactions in put and call options for the year ended September 30, 1996:

                                                                                                         PURCHASED PUT
                                                                           WRITTEN CALL OPTIONS:           OPTIONS:
                                                                           ---------------------     ---------------------
                                                                           NUMBER OF                 NUMBER OF
                                                                           CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                                           ---------     -------     ---------     -------
Options outstanding at October 1, 1995...................................    --          $ --          --          $ --
Options written..........................................................      10         5,094        --            --
Options purchased........................................................    --            --            50         5,725
Options exercised........................................................    --            --           (50)       (5,725)
                                                                              ---        ------         ---        ------
Options outstanding at September 30, 1996................................      10        $5,094           0        $    0
                                                                           ======        ======         ===        ======

SHORT-SELLING. The Fund is authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with cash and/or U.S. Government securities sufficient to cover its short position. At September 30, 1996, there were no short positions.

4. INVESTMENT ADVISORY CONTRACT. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the year ended September 30, 1996.

5. ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended September 30, 1996, the Fund has incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Advisor, of $140,353, or 0.25% of average net assets, the annual limitation under the Plan. The Board

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $210,837, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods.

7. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 1996, the Fund paid $10,069 in brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor. Gabelli & Company, Inc. has informed the Fund that the amount of sales charges and underwriting fees earned during the year ended September 30, 1996 was $14,218.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                   FISCAL YEAR ENDED SEPTEMBER 30,
                                                                     ------------------------------------------------------------
                                                                       1996         1995         1994         1993       1992(A)
                                                                     --------     --------     --------     --------     --------
OPERATING PERFORMANCE:
  Net asset value, beginning of period.............................  $  12.65     $  11.54     $  12.15     $  10.40     $  10.00
                                                                     --------     --------     --------     --------     --------
  Net investment income............................................      0.28         0.29         0.30         0.29         0.21
  Net realized and unrealized gain on securities...................      1.76         1.77         0.08         1.81         0.37
                                                                     --------     --------     --------     --------     --------
  Total from investment operations.................................      2.04         2.06         0.38         2.10         0.58
                                                                     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income.............................     (0.28)       (0.29)       (0.31)       (0.29)       (0.18)
  Distributions in excess of net investment income.................      (.01)          --           --           --           --
  Distributions from net realized gain on investments..............     (0.59)       (0.66)       (0.68)       (0.06)          --
                                                                     --------     --------     --------     --------     --------
  Total distributions..............................................     (0.88)       (0.95)       (0.99)       (0.35)       (0.18)
                                                                     --------     --------     --------     --------     --------
Net asset value, end of period.....................................  $  13.81     $  12.65     $  11.54     $  12.15     $  10.40
                                                                     ========     ========     ========     ========     ========
Total return (b)...................................................     16.65%       19.24%        3.30%       20.50%        5.80%
                                                                     ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).........................  $ 57,006     $ 54,806     $ 50,191     $ 54,585     $ 44,940
  Ratio of operating expenses to average net assets................      1.93%        1.83%        1.81%        1.78%        1.93%
  Ratio of net investment income to average net assets.............      1.99%        2.50%        2.58%        2.62%        2.65%
  Portfolio turnover rate..........................................        20%          30%          20%          76%          22%
  Average commission rate per share (c)............................  $  0.048           --           --           --           --

---------------

 *  Annualized.
(a) Fund commenced operations on January 2, 1992.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For fiscal years beginning on or after November 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

THE GABELLI EQUITY INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

SHAREHOLDERS AND BOARD OF DIRECTORS
THE GABELLI EQUITY INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /S/ ERNST & YOUNG LLP
New York, New York
November 6, 1996

                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended September 30, 1996, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.29 per share. Additionally, on December 29, 1995, the Fund paid $0.59 per share in long-term capital gains. For fiscal year 1996, 99% of the ordinary dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 7.88%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                       This page left intentionally blank

                           GABELLI'S FAMILY OF FUNDS


GABELLI ASSET FUND
Invests in a diversified portfolio of companies selling below their private market value. The Fund's primary objective is to seek growth of capital. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI GROWTH FUND
Invests in a diversified portfolio of common stocks that have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is to seek capital appreciation by employing an earnings-driven investment approach. (No-load)
                                         Portfolio Manager:  Howard F. Ward, CFA

GABELLI/WESTWOOD FUNDS
Three investment portfolios designed to pursue a variety of investment objectives. Equity Fund seeks growth, Balanced Fund seeks income and growth, Intermediate Bond Fund seeks current income. (No-load)

                                                 Portfolio Manager:  Susan Byrne

GABELLI SMALL CAP GROWTH FUND
Invests primarily in equity securities of smaller companies (total market capitalization of less than $500 million) which are believed likely to have rapid growth in revenues and earnings. The Fund's primary objective is to seek capital appreciation. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI EQUITY INCOME FUND
Invests primarily in a portfolio of income producing equity securities. Pays quarterly dividends. The Fund's primary objective is to seek a high level of total return. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI VALUE FUND
Invests in a concentrated portfolio of securities of companies which are selling below their private market value. The Fund's primary objective is long-term capital appreciation. Max. Sales charge: 5 1/2%
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                                Portfolio Manager:  Ronald Eaker



            GABELLI FUNDS
     Searching for Opportunities              [art]
          W O R L D W I D E


GLOBAL SERIES

GABELLI GLOBAL TELECOMMUNICATIONS FUND
Invests in telecommunications companies throughout the world. Targets undervalued companies with strong earnings per share and cash flow dynamics.
The Fund's primary objective is to seek capital appreciation.  (No-load)
                                                 Team Manager:  Mario J. Gabelli

GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is to seek a high level of total return through a combination of current income and capital appreciation. (No-load)
                                                Portfolio Manager:  Hart Woodson

GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
Invests in companies involved in communications, creativity and copyright throughout the world. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is to seek capital appreciation. (No-load)
                                             Portfolio Manager:  Marc J. Gabelli

GABELLI GOLD FUND
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is to seek capital appreciation. Investment in gold stocks is considered speculative and is affected by a
variety of worldwide economic, financial and political factors.   (No-load)
                                                Portfolio Manager:  Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND
Invests in a diversified portfolio of equity securities of companies outside of the U.S. Seeks to achieve international diversification and capital appreciation. (No-load)
                                                Portfolio Manager:  Caesar Bryan


The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

                                          Distributed by Gabelli & Company, Inc.

                       Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND

                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF DIRECTORS
Mario J. Gabelli, CFA            Felix J. Christiana
Chairman and Chief               Former Senior
Investment Officer               Vice President
Gabelli Funds, Inc.              Dollar Dry Dock Savings Bank
Anthony J. Colavita              Vincent D. Enright
Attorney-at-Law                  Senior Vice President and
Anthony J. Colavita, P.C.        Chief Financial Officer
                                 The Brooklyn Union Gas
John D. Gabelli                  Company
Vice President
Gabelli & Company, Inc.          Robert J. Morrissey
                                 Attorney-at-Law
Karl Otto Pohl                   Morrissey & Hawkins
Former President
Deutsche Bundesbank              Anthonie C. van Ekris
                                 Managing Director
Anthony R. Pustorino             BALMAC International, Inc.
Certified Public Accountant
Professor, Pace University
OFFICERS
Mario J. Gabelli, CFA            James E. McKee
President and                    Secretary
Chief Investment Officer
Bruce N. Alpert                  James Foung, CFA
Vice President and Treasurer     Associate Portfolio Manager

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom
----------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
----------------------------------------------------------

                                                                            LOGO

 THE
 GABELLI

 EQUITY
 INCOME
 FUND
                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1996

                        THE GABELLI SMALL CAP GROWTH FUND

                              One Corporate Center

                            Rye, New York 10580-1434

                             ANNUAL REPORT - 1996(a)



TO OUR SHAREHOLDERS:

       After a sharp correction in July, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 (S&P 500) surged in September, closing the quarter at record levels. Broader market indices such as the Value Line Composite and smaller cap indices like the Russell 2000 rebounded as well, but lagged the large cap indices by considerable margins.


INVESTMENT RESULTS (b)


                                                                Calendar Quarter
                                                   ------------------------------------------
                                                     1st         2nd        3rd         4th            Year
                                                   ------       ------      ------     ------         ------

 1996:    Net Asset Value .......................  $19.65       $20.68      $20.02         __             __
          Total Return ..........................     6.2%         5.2%       (3.2)%       __             __
                                                   ------       ------      ------     ------         ------
 1995:    Net Asset Value .......................  $17.03       $17.88      $19.34     $18.50         $18.50
          Total Return ..........................     7.4%         5.0%        8.2%       2.6%          25.2%
                                                   ------       ------      ------     ------         ------
 1994:    Net Asset Value .......................  $16.76       $16.33      $17.24     $15.85         $15.85
          Total Return ..........................    (3.6)%       (2.6)%       5.6%      (2.1)%         (2.9)%
                                                   ------       ------      ------     ------         ------
 1993:    Net Asset Value .......................  $15.46       $15.74      $16.90     $17.38         $17.38
          Total Return ..........................     6.6%         1.8%        7.4%       5.3%          22.8%
                                                   ------       ------      ------     ------         ------
 1992:    Net Asset Value .......................  $13.42       $13.41      $13.10     $14.50         $14.50
          Total Return ..........................     9.9%        (0.1)%      (2.3)%     12.1%          20.3%
                                                   ------       ------      ------     ------         ------
 1991:    Net Asset Value .......................      __           __         __      $12.21         $12.21
          Total Return ..........................      __           __         __        22.9%(c)       22.9%(c)
                                                   ------       ------      ------     ------         ------

    Average Annual Returns - September 30, 1996 (b)
  --------------------------------------------------
  1 Year ..................................... 11.0%
  3 Year ..................................... 11.5%
  Life of Fund(c) ............................ 19.2%


                      Dividend History
-------------------------------------------------------------
Payment (ex) Date        Rate Per Share    Reinvestment Price
-----------------        --------------    ------------------
December 29, 1995            $1.340              $18.50
December 30, 1994            $1.030              $15.85
December 31, 1993            $0.420              $17.38
December 31, 1992            $0.185              $14.50
December 31, 1991            $0.080              $12.21


(a) The Fund's fiscal year ends September 30, 1996. (b) Average annual and total returns reflect changes in share price and reinvestment of dividends, and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, total return represents past performance and does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (c) From commencement of operations on October 22, 1991.

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN THE GABELLI SMALL CAP GROWTH FUND,
                  THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX

               GABELLI SMALL CAP       S&P 500         RUSSELL 2000
                  GROWTH FUND           INDEX              INDEX
                  -----------          -------            -------

10/22/91            $10,000            $10,000            $10,000
                    -------            -------            -------
9/30/92              13,410             11,021             11,184
                    -------            -------            -------
9/30/93              17,229             12,464             14,897
                    -------            -------            -------
9/30/94              18,004             12,925             15,374
                    -------            -------            -------
9/30/95              21,513             16,777             18,971
                    -------            -------            -------
9/30/96              23,874             20,183             21,397
                    =======            =======            =======

*  Past performance is not predictive of future performance.


INVESTMENT PERFORMANCE

      For the nine months ended September 30, 1996, The Gabelli Small Cap Growth Fund's total return was 8.2% compared to returns of 13.5%, 12.2%, and 10.7% over the same period for the Standard & Poor's 500 Index (S&P 500), the Value Line Composite, and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance which does not take into account any charges, fees or other expenses. During the third quarter of 1996, the Fund's net asset value decreased 3.2% to $20.02 per share. The S&P 500, the Value Line Composite, and Russell 2000 Index had returns of 3.1%, 0.6% and -0.2%, respectively for the same period. For the 12 months ended September 30, 1996, the Fund gained 11.0% including reinvested dividends, versus 20.3% for the S&P 500, 13.9% for the Value Line Composite, and 12.8% for the Russell 2000.

      Since inception on October 22, 1991 through September 30, 1996, the Fund has had a total return of 138.7%, which equates to an average annual return of 19.2%. As of September 30, 1996, the Fund's total net assets were over $223 million.



WHAT WE DO

      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET

      Robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, and strong employment numbers rekindled inflationary fears sparking a 7% market correction in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

      For the present, inflation appears to be in check. However, we don't think it's been checkmated quite yet. The world-wide demand for agricultural and selected industrial commodities is growing. Oil remains a wild card. Eventually, higher prices will be passed along to the consumer. With outsourcing, downsizing, globalization of labor, technology oriented productivity gains decelerating, and unemployment at historically low levels, we still anticipate upward pressure on wages. On the surface, the United Auto Worker's recent labor contract with Ford (F - $31.25 - NYSE) looks good. With just a 3% annual wage hike over three years, Ford appears to have avoided inflationary wage increases. However, by agreeing to limit outsourcing and, in effect, guaranteeing UAW workers lifetime tenure, future productivity may be diminished. We have seen the long-term implications of such labor rigidity in Europe. We fear Ford may have just won a psychological victory. More importantly, if President Clinton wins in a landslide, market observers will ask: What payback will he give to his supporters? What will this mean for labor costs, productivity gains, inflation, corporate earnings and the market?

      Based largely on better than expected news on the inflation front, our short-term posture toward the broad market has changed slightly from cautious to cautiously optimistic. Corporate earnings should finish the year up around 10%. Valuations are above the historic norm, but not yet at troublesome levels. If inflation remains subdued (we're still not convinced it isn't peeking around the corner), long interest rates stabilize at current levels, and mutual fund cash inflows remain strong, 1996 equities returns may well exceed our expectations after the Presidential Election.

      Whatever the market has in store for us over the next several quarters, there are attractive long-term opportunities in a variety of industries. World class industrial companies will get a boost from recovering economies in Europe and the Pacific Rim. Aerospace component suppliers will continue to benefit from the strong world-wide demand for new aircraft. Selected telecommunications stocks will prosper as the sweeping deregulation of the industry is implemented in the U.S. and emerging nations invest heavily in building modern systems. Entertainment software stocks should also do well as distribution networks here and abroad continue to expand. AND DEALS WILL BE DONE. The record levels of mergers and acquisitions experienced in 1995-1996 may well be exceeded. The benefits of strategic combinations in a broad spectrum of industries will keep investment bankers busy and value investors happy in the year ahead.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMETEK, Inc. (AME - $18.875 - NYSE) manufactures electric motors and blowers for floor care, lawn and garden products, medical and heating equipment, precision instruments for the aerospace and process industries, heavy vehicles, and specialty materials and water filtration products. The company is the world's leading supplier of electric motors for vacuum cleaners. Its advanced motor technology, high quality and low costs provide an edge over competing producers. AMETEK has an aggressive shareholder value enhancement plan and has authorized an additional buyback program of up to $50 million in common shares. Strategic growth is based on new products, global market expansion, customer focus, niche market penetration and innovative technology. We expect earnings per share to increase from $1.55 in 1996 to almost $3.00 in 2000.

BET Holdings, Inc. (BTV - $28.75 - NYSE) is a publicly-traded, media-entertainment company that primarily targets black consumers. Its core business is Black Entertainment Television, Inc. (BET), an advertiser-supported, cable television programming service. BET serves over 42 million cable households and is launching BET Movies/STARZ!, the first urban and black-oriented movie channel devoted to showcasing black film artists. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing.

CLARCOR Inc. (CLC - $21.875 - NYSE) is a manufacturer and marketer of filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy-duty trucks, buses, cars, boats and air and antimicrobial filters for factories, hospitals and clean rooms. CLC is a leading producer of custom-decorated metal and plastic containers widely used by consumer products companies such as Johnson & Johnson, General Foods, McCormick and Nestle. In fiscal 1995, sales and earnings increased only about 7%, reflecting temporary operating problems at two units. More substantial gains are anticipated for 1996 and on through the end of the decade as the company continues its history of bringing acquisitions profitably into the fold.

Dynamics Corporation of America (DYA - $28.875 - NYSE) is an under-followed company with a significant stake in CTS Corporation (CTS - $42.125 - NYSE). DYA owns 2.4 million shares, or 44%, of CTS's common stock. At CTS's current market price, DYA's investment is worth almost $100 million which approximates the total equity market value for DYA. Therefore, investors in DYA are buying the investment in CTS and then getting the other DYA businesses for free. Both DYA and CTS are strong cash generators and are virtually free of long-term debt.

Lamson & Sessions Co. (LMS - $8.875 - NYSE), through its largest unit, Carlon, is a leading domestic producer of thermoplastic electrical conduit and accessories for the construction and industrial markets. The company also produces thermoplastic sewer pipe and fittings. Its money-losing aerospace fasteners division has been sold. Management is endeavoring to strategically focus its operations on improved margins and more sustained earnings growth.

Liberty Corporation (LC - $35.125 - NYSE) is a holding company for Liberty Life Insurance Company and Cosmos Broadcasting Corporation. Cosmos Broadcasting operates eight television stations. Liberty Life is a regional insurer, with North Carolina and South Carolina accounting for more than 50% of its premium volume.

International Family Entertainment, Inc. (FAM - $16.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With key assets such as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. While the company posts strong operating margins in its core businesses, it is currently funding losses in its start-up businesses. FAM has formed a joint venture to launch three Latin American channels next year. These new units would provide operating leverage and, as they reach profitability, increase opportunity for capital appreciation.

Neiman Marcus Group, Inc. (NMG - $35.25 - NYSE) operates 27 high-fashion Neiman Marcus stores and two Bergdorf Goodman stores in New York City. NMG has an extensive mail order business. Harcourt General is the company's majority shareholder, holding more than 51% of the outstanding common equity after the recent public offering of eight million shares. The proceeds from the offering are being used to partially fund the planned repurchase of its outstanding preferred stock (all held by Harcourt General). Neiman Marcus is positioned to be an important participant in the trend towards higher-scale, consumer spending. We see earnings increasing to $2.00 per share in the next few years.

United Television, Inc. (UTVI - $96.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 57%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1996 PMV is estimated at $120 per share, $23 of which is cash. UTVI's PMV is expected to approach $200 by the year 2000.

NO LOAD - EFFECTIVE AUGUST 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are not subject to a sales charge. The minimum initial investment for all accounts is $1,000. Additionally, we invite shareholders to start an automatic investment plan whereby no initial minimum is required.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us E-mail at info@gabelli.com.

IN CONCLUSION

      For the time being, equities investors are basking in the glow of low inflation, relatively low interest rates, and good, if not great corporate profits. We remain concerned that inflation will once again rear its ugly head, making bonds and stocks vulnerable at current levels.

      Our opinions on the market remain largely immaterial to the Fund's investment posture. Cash balances in the portfolio are a function of the availability of stocks representing good fundamental value. Our low level of cash reserves reflects our belief that there are still numerous value oriented opportunities of which we will continue to take advantage.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABSX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1996.

                              Sincerely,


                              /S/ MARIO J. GABELLI
                              __________________________________
                              MARIO J. GABELLI, CFA
                              President and
                              Chief Investment Officer
November 1, 1996


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

   SHARES                                       COST            VALUE
------------                                ------------     ------------
               COMMON STOCKS--100.62%
               AGRICULTURE--0.00%
         199   Delta and Pine Land
                Company+................... $      1,274     $      5,821
                                            ------------     ------------
               AUTOMOTIVE: PARTS AND
               ACCESSORIES--6.21%
      15,000   APS Holding Corporation Cl.
                A+.........................      232,600          436,875
     100,000   GenCorp Inc. ...............    1,546,161        1,412,500
      60,400   Handy & Harman..............      800,295        1,079,650
       1,000   Harley Davidson, Inc. ......        9,425           43,000
       2,000   Lund International Holdings
                Inc. ......................       25,000           24,500
      50,000   Modine Manufacturing
                Company....................      831,146        1,312,500
      20,000   Monro Muffler Brake,
                Inc.+......................      214,048          397,500
      80,000   Redlaw Industries Inc.+.....      261,003          125,000
      10,000   SPX Corporation.............      170,863          298,750
     110,000   Standard Motor Products,
                Inc. ......................    1,544,175        1,567,500
      90,000   Stant Corporation...........    1,031,315          967,500
       2,000   Strattec Security
                Corporation................       22,500           29,000
       1,800   Superior Industries
                International Inc. ........       24,923           43,425
     125,000   TransPro Inc. ..............    1,295,773        1,000,000
     165,000   UAP Inc. Cl. A..............    1,824,324        1,908,039
     114,000   Wynn's International,
                Inc. ......................    1,204,530        3,220,500
                                            ------------     ------------
                                              11,038,081       13,866,239
                                            ------------     ------------
               AVIATION: PARTS AND
               ACCESSORIES--3.19%
      10,000   AAR Corporation.............      198,875          231,250
      30,000   Curtiss-Wright
                Corporation................    1,097,363        1,635,000
      26,500   Hi-Shear Industries Inc.+...       58,141           72,875
      40,000   Hudson General
                Corporation................      607,300        1,600,000
      80,000   Moog, Inc. Cl. A............    1,567,693        1,800,000
     200,000   UNC Incorporated+...........    1,288,889        1,775,000
                                            ------------     ------------
                                               4,818,261        7,114,125
                                            ------------     ------------
               BROADCASTING--7.00%
      35,000   Ackerley Communications,
                Inc. ......................      299,725        1,168,125
       2,000   Clear Channel
                Communications, Inc.+......       27,840          177,000
      12,000   Granite Broadcasting
                Corporation................      156,125          171,000
      15,000   Gray Communications Systems
                Inc.+......................      295,613          303,750
     110,250   Jacor Communications,
                Inc.--Warrants.............      330,750          303,188
     172,000   Liberty Corporation.........    4,465,516        6,041,500
       2,500   Price Communications
                Corporation+...............        8,600           20,156
       2,000   Scandinavian Broadcasting
                System SA+.................       27,300           45,000
      27,900   Silver King Communications,
                Inc. ......................      747,385          655,650
      70,000   United Television, Inc. ....    1,779,330        6,737,500
                                            ------------     ------------
                                               8,138,184       15,622,869
                                            ------------     ------------
               BUILDING AND CONSTRUCTION
               --3.66%
     102,000   CalMat Co. .................    1,853,688        1,887,000
     100,000   Catellus Development
                Corporation................      908,543          987,500
      30,000   Florida Rock Industries
                Inc. ......................      844,869          866,250
      31,000   Medusa Corporation..........      615,885          953,250
      15,000   Morgan Products Ltd.+.......      128,663          112,500
     125,000   Nortek, Inc.+...............      740,362        1,718,750
      13,000   Oakwood Homes Corporation...      144,450          357,500
      90,000   Republic Gypsum Company.....      559,113        1,293,750
                                            ------------     ------------
                                               5,795,573        8,176,500
                                            ------------     ------------

   SHARES                                       COST            VALUE
------------                                ------------     ------------
               BUSINESS SERVICES--2.08%
       5,000   Amway Asia Pacific Ltd.+.... $    145,750     $    173,125
      14,641   Amway Japan Limited Spons.
                ADR........................      322,933          311,121
      33,000   BBN Corporation.............      951,917          565,125
      32,000   Berlitz International,
                Inc.+......................      470,487          716,000
      15,000   Borg-Warner Security
                Corporation+...............      157,250          140,625
      10,000   Landauer, Inc. .............      163,888          198,750
      82,500   Nashua Corporation..........    2,038,693        1,103,438
     105,052   Trans-Lux Corporation(a)....      863,809        1,437,899
                                            ------------     ------------
                                               5,114,727        4,646,083
                                            ------------     ------------
               CABLE--4.97%
     150,000   BET Holdings, Inc. .........    2,561,337        4,312,500
     120,000   Home Shopping Network,
                Inc.+......................      990,655        1,245,000
     262,500   International Family
                Entertainment, Inc.+.......    2,849,765        4,298,438
      25,000   Jones Intercable Investors
                L.P. ......................      267,256          312,500
      11,774   People's Choice TV
                Corporation................      169,656          167,780
      55,000   United International
               Holdings, Inc. Cl. A+.......      732,527          749,375
                                            ------------     ------------
                                               7,571,196       11,085,593
                                            ------------     ------------
               COMMERCIAL SERVICES--0.71%
      10,000   Barefoot, Inc. .............      109,375          101,250
      40,000   Department 56 Inc. .........      947,374          995,000
       8,000   Pittston Brink's Group......      240,339          251,000
       7,000   Wackenhut Corporation Cl.
                A..........................       64,811          128,625
       6,187   Wackenhut Corporation Cl.
                B..........................       52,368           96,672
                                            ------------     ------------
                                               1,414,267        1,572,547
                                            ------------     ------------
               COMPUTER SOFTWARE AND
               SERVICES--0.47%
       4,500   America Online, Inc.+.......       48,348          160,313
       1,000   Noise Cancellation
                Technologies, Inc. ........          625              719
     117,000   Triad Systems
                Corporation+...............      504,563          628,875
       6,000   Volt Information Sciences,
                Inc.+......................       47,250          252,000
                                            ------------     ------------
                                                 600,786        1,041,907
                                            ------------     ------------
               CONSUMER PRODUCTS--6.09%
     100,000   Carter-Wallace, Inc. .......    1,168,890        1,237,500
      80,000   Church & Dwight Co.,
                Inc. ......................    1,743,659        1,630,000
      35,000   Coachmen Industries Inc. ...      232,250          901,250
      50,000   Culbro Corporation+.........    1,832,039        2,775,000
      45,000   First Brands Corporation....      612,200        1,175,625
      98,000   General Housewares
                Corporation................    1,309,289          992,250
     145,000   Genlyte Group
                Incorporated+..............      554,300        1,323,125
     108,000   Kerr Group, Inc.+...........      769,061          364,500
      10,000   Mafco Consolidated Group
                Inc.+......................      229,907          306,250
       3,000   Nu-Kote Holding Inc. Cl.
                A+.........................       26,883           32,625
      15,000   Playtex Products, Inc.+.....      109,500          131,250
      82,000   Scotts Company Cl. A+.......    1,445,536        1,578,500
      28,000   Skyline Corporation.........      483,638          770,000
      11,250   Stewart Enterprises Inc. Cl.
                A..........................      101,800          379,688
                                            ------------     ------------
                                              10,618,952       13,597,563
                                            ------------     ------------
               COUNTRY/CLOSED END FUNDS
               --1.97%
      66,498   Central European Equity Fund
                Inc. ......................      890,508        1,288,399
      80,000   Emerging Germany Fund
                Inc. ......................      629,750          640,000
      45,000   France Growth Fund, Inc. ...      476,793          466,875
      37,854   Germany Fund, Inc...........      429,141          482,639

    The accompanying notes are an integral part of the financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

   SHARES                                       COST            VALUE
------------                                ------------     ------------
               COMMON STOCKS (CONTINUED)
               COUNTRY/CLOSED END FUNDS
               (CONTINUED)
      44,000   Italy Fund Inc. ............ $    394,348     $    390,500
      73,025   New Germany Fund Inc. ......      849,304        1,004,094
      12,700   Spain Fund Inc. ............      118,435          125,412
                                            ------------     ------------
                                               3,788,279        4,397,919
                                            ------------     ------------
               DIVERSIFIED INDUSTRIAL
               --8.24%
      65,000   Ampco-Pittsburgh
                Corporation................      472,437          771,875
      10,000   Anixter International
                Inc. ......................       95,200          146,250
      16,000   Gardner Denver Machinery
                Corporation................      267,815          488,000
      21,500   Katy Industries.............      241,675          233,813
     440,000   Lamson & Sessions Co.+......    2,495,881        3,905,000
      87,000   Lindsay Manufacturing
                Company+...................    1,843,443        3,610,500
     338,000   Noel Group, Inc.+...........    1,761,812        2,577,250
      33,000   Oil-Dri Corporation of
                America....................      445,450          457,875
      65,000   Park-Ohio Industries,
                Inc.+......................      756,925          942,500
      30,000   Standex International
                Corporation................      938,062          900,000
     127,000   Thomas Industries, Inc. ....    1,391,750        2,460,625
      25,000   Trinity Industries, Inc. ...      672,010          834,375
     710,000   Tyler Corporation+..........    3,254,292        1,065,000
                                            ------------     ------------
                                              14,636,752       18,393,063
                                            ------------     ------------
               ELECTRICAL EQUIPMENT AND
               SUPPLIES--6.79%
     222,000   AMETEK, Inc. ...............    3,235,456        4,190,250
       1,000   Belden Inc. ................       15,425           29,000
      40,100   CTS Corporation.............      933,067        1,689,213
     150,000   Dynamics Corporation of
                America....................    1,619,625        4,331,250
      74,700   Kollmorgen Corporation......      571,448          943,088
      10,000   Littlefuse, Inc.+...........      125,313          387,500
      83,850   Pittway Corporation.........    2,127,906        3,595,069
                                            ------------     ------------
                                               8,628,240       15,165,370
                                            ------------     ------------
               ENERGY--2.35%
   1,425,000   GEO International
                Corporation+(a)(c).........       74,145                1
     120,000   Kaneb Services Inc.+........      337,375          390,000
      22,000   Lufkin Industries, Inc. ....      389,520          456,500
     225,000   RPC Inc.+...................    1,668,737        2,559,375
     105,000   Southwest Gas Corporation...    1,783,470        1,837,500
                                            ------------     ------------
                                               4,253,247        5,243,376
                                            ------------     ------------
               ENTERTAINMENT--1.22%
       8,000   Churchill Downs
                Incorporated...............      342,863          308,000
      10,000   Cineplex Odeon
                Corporation+...............       20,888           15,000
       1,500   Fisher Companies Inc. ......      135,550          150,000
         200   International Speedway
                Corporation................       54,000           68,600
     110,000   Jackpot Enterprises,
                Inc. ......................    1,277,538        1,113,750
       2,000   Metromedia International
                Group Inc.+ ...............       22,000           21,250
     100,000   Savoy Pictures
                Entertainment, Inc. .......      597,585          250,000
      75,000   Spelling Entertainment
                Inc. ......................      578,500          562,500
      55,000   Topps Company, Inc.+ .......      331,431          233,750
                                            ------------     ------------
                                               3,360,355        2,722,850
                                            ------------     ------------
               ENVIRONMENTAL CONTROL--0.22%
     130,000   EnviroSource, Inc.+ ........      442,370          487,500
                                            ------------     ------------

   SHARES                                       COST            VALUE
------------                                ------------     ------------
               FINANCIAL SERVICES--3.03%
      70,000   Berliner Bank
                Aktiengesellschaft......... $  1,452,996     $  1,400,000
      50,000   Danielson Holding
                Corporation................      185,138          275,000
      20,000   Gryphon Holdings Inc.+......      260,000          275,000
      18,000   Hibernia Corporation........      140,063          204,750
       4,000   Lawyers Title Insurance
                Corporation................       58,015           85,000
      40,000   Midland Company.............    1,717,750        1,500,000
     115,000   Pioneer Group, Inc. ........    1,269,630        3,018,750
                                            ------------     ------------
                                               5,083,592        6,758,500
                                            ------------     ------------
               FOOD AND BEVERAGE--6.33%
      10,000   Brau und Brunnen............    1,990,844          763,944
     250,000   Bruno's, Inc. ..............    2,682,996        3,437,500
      40,000   Celestial Seasonings,
                Inc.+......................      726,350          780,000
       6,250   Cheesecake Factory
                Incorporated+..............      103,555          142,188
      72,100   Chock Full o'Nuts
                Corporation+...............      556,764          351,488
      36,000   Delchamps, Inc. ............      775,423          720,000
       8,000   Earthgrains Co. ............      245,400          308,000
     181,900   Eskimo Pie Corporation(a)...    2,977,462        3,001,350
       1,000   Farmer Brothers Company.....      133,895          151,000
      18,000   Genesee Corporation Cl. B...      727,317          756,000
      10,000   Grist Mill Company..........       73,023           62,500
      30,000   Ingles Markets, Incorporated
                Cl. A......................      219,075          483,750
      12,000   International Multifoods
                Corporation................      242,875          195,000
      12,000   J & J Snack Foods Corp.+....      121,707          129,000
       8,000   Midwest Grain Products,
                Inc. ......................      158,761          109,000
       1,000   Northland Cranberries, Inc.
                Cl. A......................        7,625           17,000
      50,000   Pepsi-Cola Puerto Rico
                Bottling Company...........      233,750          237,500
      10,000   Ralcorp Holdings, Inc.+.....      154,250          207,500
      95,100   Rykoff-Sexton, Inc. ........    1,400,119        1,367,063
      50,000   Sylvan Foods Holdings,
                Inc.+......................      458,287          537,500
      10,545   Tootsie Roll Industries,
                Inc........................      381,375          373,029
                                            ------------     ------------
                                              14,370,853       14,130,312
                                            ------------     ------------
               HOME FURNISHINGS--2.34%
       8,000   Bassett Furniture Industries
                Incorporated...............      188,438          190,000
       4,000   Bed Bath & Beyond Inc.+.....       44,500          109,500
      30,000   Foamex International
                Inc.+......................      258,200          487,500
      10,000   La-Z-Boy Chair Company......      218,125          301,250
      11,000   National Presto Industries,
                Inc. ......................      484,883          413,875
      85,000   Oneida Ltd. ................    1,304,412        1,275,000
     100,000   Syratech Corporation+.......    1,774,858        2,450,000
                                            ------------     ------------
                                               4,273,416        5,227,125
                                            ------------     ------------
               HOSPITAL SUPPLIES AND
               SERVICES--0.03%
       7,500   U.S. Physical Therapy
                Inc. ......................       46,875           70,313
                                            ------------     ------------
               HOTELS/CASINOS--2.55%
     395,000   Aztar Corporation+..........    2,544,968        3,456,250
       4,000   Boyd Gaming Corporation.....       56,450           37,500
      10,000   Chartwell Leisure, Inc. ....      126,258          175,000
      70,000   Mirage Resorts,
                Incorporated+..............      357,753        1,793,750
      20,000   Station Casinos, Inc.+ .....      271,470          240,000
                                            ------------     ------------
                                               3,356,899        5,702,500
                                            ------------     ------------

    The accompanying notes are an integral part of the financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

   SHARES                                       COST            VALUE
------------                                ------------     ------------
               COMMON STOCKS (CONTINUED)
               INDUSTRIAL EQUIPMENT AND
               SUPPLIES--10.95%
      65,000   AFC Cable Systems, Inc.+ ... $    657,933     $  1,137,500
      26,000   Alltrista Corporation.......      497,722          552,499
      15,000   Amphenol Corporation Cl.
                A+.........................      196,200          343,125
      48,000   AMTROL Inc. ................      744,192        1,320,000
     320,000   Baldwin Technology Company,
                Inc. Cl. A.................    1,534,459          940,000
      40,000   Brad Ragan, Inc.+...........    1,013,337        1,230,000
       5,000   BW/IP Inc. .................       75,000           77,500
     210,000   CLARCOR Inc. ...............    3,553,710        4,593,750
       1,000   Commercial Intertech
                Corporation................       11,675           11,500
      42,000   Crane Company...............    1,114,988        1,863,750
       1,000   Cuno Incorporated...........       14,500           15,500
       5,000   Ducommun, Incorporated......       80,125           85,000
     140,000   Eljer Industries, Inc.+.....    1,354,413        1,365,000
      20,000   General Magnaplate
                Corporation................       83,763          112,500
      60,000   Gerber Scientific, Inc. ....      746,587          855,000
      20,000   Global Industrial
                Technologies, Inc. ........      254,600          367,500
     120,000   Greif Bros. Corporation
                Class A....................    2,230,764        3,570,000
      34,650   Johnston Industries,
                Inc. ......................      268,295          272,869
      14,000   K-Tron International,
                Inc.+......................      120,533          129,500
      17,000   Mark IV Industries, Inc. ...      247,775          369,750
       5,000   Plantronics, Inc.+..........       76,787          188,125
      33,500   Sequa Corporation Cl. A+....    1,143,102        1,494,937
       3,500   Sequa Corporation Cl. B+....      119,646          186,375
      17,500   SPS Technologies, Inc.+.....      448,826        1,106,875
      15,000   Teleflex Incorporated.......      453,413          744,375
      14,000   Tennant Company.............      304,175          322,000
      32,000   Valmont Industries, Inc. ...      501,688        1,092,000
       5,250   Watsco, Inc. Cl. B..........       23,627          106,969
                                            ------------     ------------
                                              17,871,835       24,453,899
                                            ------------     ------------
               METALS AND MINING--1.54%
      10,000   Barrick Gold Corporation....      257,938          251,250
     135,000   Echo Bay Mines Ltd. ........    1,464,512        1,189,688
     100,000   Pegasus Gold Inc.+..........    1,651,066        1,012,500
     200,000   Royal Oak Mines Inc.+.......      957,283          787,500
      30,000   TVX Gold, Inc. .............      249,000          202,500
                                            ------------     ------------
                                               4,579,799        3,443,438
                                            ------------     ------------
               PUBLISHING--3.85%
      50,000   Golden Books Family
                Entertainment, Inc., ......      578,387          581,250
     121,278   Independent Newspapers
                plc........................      380,260          625,999
      15,000   McClatchy Newspapers, Inc.
                Cl. A......................      287,838          420,000
      86,000   Media General, Inc. Cl. A...    1,538,413        2,709,000
      20,000   Meredith Corporation........      593,862          987,500
      10,000   Providence Journal
                Company....................      150,000          293,750
      34,000   Pulitzer Publishing
                Company....................    1,386,371        1,942,250
      20,000   Thomas Nelson Inc. .........      231,000          217,500
      28,500   Wiley (John) & Sons, Inc.
                Cl. B......................      366,063          819,375
                                            ------------     ------------
                                               5,512,194        8,596,624
                                            ------------     ------------
               PUMPS AND VALVES--4.68%
      30,000   AptarGroup, Inc. ...........      504,635          963,750
      32,750   Duriron Company, Inc........      573,302          867,875
      69,000   Franklin Electric Company...    2,073,422        2,328,750
      17,775   Gorman-Rupp Company.........      276,456          246,628
     100,000   Goulds Pumps,
                Incorporated...............    2,389,858        2,225,000
       6,000   Graco Inc. .................       83,113          112,500

   SHARES                                       COST            VALUE
------------                                ------------     ------------
               PUMPS AND VALVES (CONTINUED)
      52,000   IDEX Corporation............ $    643,067     $  1,729,000
      45,000   Robbins & Myers, Inc. ......      403,248        1,018,125
      20,000   Roper Industries, Inc. .....      257,500          945,000
                                            ------------     ------------
                                               7,204,601       10,436,628
                                            ------------     ------------
               RETAIL--6.21%
      60,700   Aaron Rents Inc.............      202,222          789,100
      44,700   Aaron Rents Inc. Cl. A......      147,449          586,688
      67,001   Belding Heminway Company,
                Inc.+......................      499,204          134,002
      50,000   Burlington Coat Factory
                Warehouse Corporation+.....      589,663          549,999
       7,000   Crown Books Corporation+....       98,017           69,125
      80,500   Earl Scheib, Inc.+..........      445,795          664,125
      25,000   Fingerhut Companies, Inc....      367,919          331,250
     177,750   General Host Corporation+...    1,091,449          488,813
      85,000   Hartmarx Corporation+.......      523,438          414,375
      80,000   Lillian Vernon
                Corporation................    1,197,153        1,000,000
      33,500   Mott's Holdings, Inc.+(c)...      214,069          201,000
     245,000   Neiman Marcus Group,
                Inc.+......................    3,496,131        8,636,250
                                            ------------     ------------
                                               8,872,509       13,864,727
                                            ------------     ------------
               SPECIALTY CHEMICALS--0.90%
      30,000   Ferro Corporation...........      714,101          810,000
       3,000   Hach Company................       55,275           54,750
       8,500   MacDermid, Incorporated.....      263,945          590,750
      30,200   Penwest Ltd.................      576,802          551,150
                                            ------------     ------------
                                               1,610,123        2,006,650
                                            ------------     ------------
               TELECOMMUNICATIONS--2.06%
      18,000   Aliant Communications.......      231,438          283,500
       1,000   Arch Communications Group
                Inc.+......................       14,425           13,688
      23,000   Atlantic Tele-Network
                Inc.+......................      255,910          465,750
       2,000   BHI Corporation.............       30,250           37,500
     100,000   Communications Systems,
                Inc........................      556,544        1,300,000
      42,000   C-TEC Corporation+..........      957,200        1,092,000
      30,000   C-TEC Corporation Cl. B+....      495,027          765,000
      26,800   Data Transmission Network
                Corporation+...............      128,229          562,800
      16,000   NTN Communications Inc.+....      114,150           75,000
                                            ------------     ------------
                                               2,783,173        4,595,238
                                            ------------     ------------
               TRANSPORTATION--0.17%
      50,000   OMI Corporation.............      334,638          356,250
       4,000   WorldCorp, Inc.+............       19,575           23,000
                                            ------------     ------------
                                                 354,213          379,250
                                            ------------     ------------
               WIRELESS COMMUNICATIONS
               --0.81%
       5,000   Allen Group, Inc. ..........       79,000           92,500
      50,000   American Paging, Inc.+......      392,914          287,500
       5,000   American Portable Telecom,
                Inc. ......................       48,625           50,625
       2,000   Associated Group Inc., Cl.
                A..........................       50,750           63,500
      17,000   Cellular Communications of
                Puerto Rico, Inc.+.........      291,750          433,500
      62,000   Centennial Cellular
                Corporation+...............    1,012,201          844,750
       4,000   Rural Cellular Corp. Cl.
                A..........................       40,205           42,000
                                            ------------     ------------
                                               1,915,445        1,814,375
                                            ------------     ------------
               TOTAL COMMON STOCKS.........  168,056,071      224,618,904
                                            ------------     ------------

    The accompanying notes are an integral part of the financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                       COST            VALUE
------------                                ------------     ------------
               CONVERTIBLE CORPORATE BONDS
               --0.79%
               AUTOMOTIVE: PARTS AND
               ACCESSORIES--0.15%
$    325,000   GenCorp Inc. Sub. Deb. Cv.
                8.00%, 08/01/02............ $    323,424     $    336,375
                                            ------------     ------------
               ENTERTAINMENT--0.13%
     150,000   All American Communications,
                Inc. Sub. Deb. Cv. 6.50%,
                10/01/03(b)................      143,647          150,750
     200,000   Savoy Pictures
                Entertainment, Inc. Sub.
                Deb. Cv. 7.00%, 07/01/03...      159,259          149,000
                                            ------------     ------------
                                                 302,906          299,750
                                            ------------     ------------
               INDUSTRIAL EQUIPMENT AND
               SUPPLIES--0.37%
     650,000   Intermagnetics General
                Corporation Sub. Deb. Cv.
                5.75%, 09/15/03(b).........      649,573          659,750
     250,000   Kushner Locke Company Sub.
                Deb. Cv. 8.00%,
                12/15/00(c)................      250,000          168,175
         500   MacNeal-Schwendler
                Corporation Sub. Deb. Cv.
                7.875%, 08/18/04...........          540              455
                                            ------------     ------------
                                                 900,113          828,380
                                            ------------     ------------
               RETAIL--0.14%
     400,000   General Host Corporation
                Sub. Deb. Cv. 8.00%,
                02/15/02...................      382,522          308,000
                                            ------------     ------------
               TOTAL CONVERTIBLE CORPORATE
                BONDS......................    1,908,965        1,772,505
                                            ------------     ------------

TOTAL INVESTMENTS--101.41%................. $169,965,036     $226,391,409
                                            =============
LIABILITIES, IN EXCESS OF OTHER
ASSETS--(1.41)%                                                (3,152,206)
                                                             ------------
NET ASSETS (11,148,837 shares
outstanding)...................... 100.00%                   $223,239,203
                                   =======                  =============
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE........                                 $20.02
                                                            =============

---------------

* For Federal income tax purposes:
        Aggregate cost................................        $169,965,036
                                                              =============
        Gross unrealized appreciation.................        $ 68,272,296
        Gross unrealized depreciation.................         (11,845,923)
                                                               ------------
        Net unrealized appreciation...................        $ 56,426,373
                                                              =============
+       Non-income producing security.
ADR --  American Depositary Receipts
(a)     Considered an affiliated issuer because the
        Fund owns at least 5% of the outstanding
        voting securities. (See Note 8)
(b)     Security exempt from registration under Rule
        144A of the Securities Act of 1933. These
        securities may be resold in transactions
        exempt from registration normally to qualified
        institutional buyers. At September 30, 1996,
        Rule 144A securities amounted to $810,500 or
        0.4% of net assets.
(c)     Security fair valued as determined by the
        Board of Directors.

                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1996

Neiman Marcus Group, Inc.                     BET Holdings, Inc.
United Television, Inc.                       Int'l Family Entertainment, Inc.
Liberty Corporation                           AMETEK, Inc.
CLARCOR Inc.                                  Lamson & Sessions Company
Dynamics Corp. of America                     Lindsay Manufacturing Company

    The accompanying notes are an integral part of the financial statements.

                       THE GABELLI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
----------------------------------------------------------

ASSETS:
 Investments in securities, at value
   (Cost $169,965,036)..........................   $226,391,409
 Cash...........................................         43,556
 Receivable for Fund shares sold................         55,799
 Receivable for investments sold................      1,020,370
 Dividends receivable...........................        161,475
 Accrued interest receivable....................         21,741
 Deferred organizational expenses
   (Note 5).....................................            885
                                                   ------------
     TOTAL ASSETS...............................    227,695,235
                                                   ------------
LIABILITIES:
 Payable to Advisor (Note 4)....................        183,083
 Payable to Custodian...........................      3,468,236
 Payable for distribution fees
   (Note 6).....................................        170,252
 Payable for investments purchased..............        252,488
 Payable for Fund shares redeemed...............        284,228
 Other accrued expenses.........................         97,745
                                                   ------------
     TOTAL LIABILITIES..........................      4,456,032
                                                   ------------
     NET ASSETS (applicable to 11,148,837 shares
       outstanding) (Note 2)....................   $223,239,203
                                                   ============
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE..........................         $20.02
                                                         ======

NET ASSETS CONSISTS OF:
 Capital Stock, at par value (Note 2)...........         11,149
 Additional paid-in capital.....................    143,711,003
 Accumulated net realized gain on investments...     23,091,004
 Net unrealized appreciation on investments and
   assets and liabilities denominated in foreign
   currencies...................................     56,426,047
                                                   ------------
     NET ASSETS.................................   $223,239,203
                                                   ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes of $14,685)......   $ 2,432,873
 Interest.........................................       197,751
                                                     -----------
     TOTAL INCOME.................................     2,630,624
                                                     -----------
EXPENSES:
 Investment advisory fee (Note 4).................     2,276,908
 Distribution expenses (Note 6)...................       503,777
 Transfer and shareholder servicing agent fees....       484,383
 Custodian fees and expenses......................       109,460
 Printing and mailing expenses....................        57,792
 Legal and audit fees.............................        44,556
 Directors' fees..................................        35,076
 Registration fees................................        23,576
 Amortization of organization expenses (Note 5)...        14,759
 Miscellaneous....................................        42,446
                                                     -----------
     TOTAL EXPENSES...............................     3,592,733
                                                     -----------
INVESTMENT LOSS--NET..............................      (962,109)
                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments and foreign currency transactions....    23,621,731
 Net change in unrealized appreciation............     1,263,486
                                                     -----------
NET GAIN ON INVESTMENTS...........................    24,885,217
                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................   $23,923,108
                                                     ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                                 --------------------------------
                                                                                                     1996               1995
                                                                                                 -------------      -------------
INCREASE (DECREASE) IN NET ASSETS:
Investment loss--net..........................................................................   $    (962,109)     $    (513,918)
Net realized gain on investments and foreign currency transactions............................      23,621,731         16,367,947
Net change in unrealized appreciation.........................................................       1,263,486         22,785,104
                                                                                                 -------------      -------------
 Net increase in net assets resulting from operations.........................................      23,923,108         38,639,133
                                                                                                 -------------      -------------
Distributions from net realized gains.........................................................     (15,495,706)       (12,003,675)
                                                                                                 -------------      -------------
 Share transactions--net......................................................................     (16,344,400)        (1,178,460)
                                                                                                 -------------      -------------
Net increase (decrease) in net assets.........................................................      (7,916,998)        25,456,998
NET ASSETS:
 Beginning of year............................................................................     231,156,201        205,699,203
                                                                                                 -------------      -------------
 End of year..................................................................................   $ 223,239,203      $ 231,156,201
                                                                                                  ============       ============

    The accompanying notes are an integral part of the financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The Corporation was incorporated in Maryland on July 25, 1991. Prior to October 22, 1991 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's advisor, on September 16, 1991. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

SECURITY VALUATION. Portfolio securities listed or traded on the New York or American Stock Exchanges or quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or fewer are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:
      (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.
     (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended September 30, 1996.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund's net operating loss of $962,109 for the fiscal year ended September 30, 1996 was charged against paid-in capital. The net operating loss of $513,918 for the fiscal year ended September 30, 1995 was used to offset net short-term capital gains and therefore was charged against undistributed net realized gain on investments. In addition, during fiscal 1995 miscellaneous permanent differences of $24,693 were charged to paid-in capital from distributions in excess of net investment income.

2. CAPITAL STOCK TRANSACTIONS. The Articles of Incorporation, dated July 25, 1991, permit the Fund to issue 100,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                  ---------------------------------------------------------------
                                                                              1996                              1995
                                                                  -----------------------------     -----------------------------
                                                                    SHARES           AMOUNT           SHARES           AMOUNT
                                                                  -----------     -------------     -----------     -------------
Shares sold.....................................................    2,264,334     $  44,652,493       3,685,060     $  62,670,998
Shares issued upon reinvestment of dividends....................      812,880        15,038,288         737,234        11,685,157
Shares redeemed.................................................   (3,883,078)      (76,035,181)     (4,400,246)      (75,534,615)
                                                                  -----------     -------------     -----------     -------------
Net increase (decrease).........................................     (805,864)    $ (16,344,400)         22,048     $  (1,178,460)
                                                                   ==========     =============      ==========     =============

3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended September 30, 1996, other than U.S. Government obligations and short-term securities, aggregated $25,749,915 and $49,575,397, respectively.

4. INVESTMENT ADVISORY CONTRACT. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. No such reimbursement was required during the year ended September 30, 1996.

5. ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it owns are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended September 30, 1996, the Fund has incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Advisor, of $503,777.

7. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 1996, the Fund paid $25,682 in brokerage commissions to Gabelli & Company, Inc., an affiliate of the Advisor. Gabelli & Company, Inc. has informed the Fund that the amount of sales charges and underwriting fees earned during the year ended September 30, 1996 was $42,750.

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. Affiliated Issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1996 is set forth below:

                                                                                                                     VALUE AT
                                                        BEGINNING    SHARES     ENDING      REALIZED    DIVIDEND    SEPTEMBER
                 AFFILIATED ISSUERS                      SHARES       SOLD      SHARES        LOSS       INCOME      30, 1996
-----------------------------------------------------   ---------    ------    ---------    --------    --------    ----------
Eskimo Pie Corp. ....................................     190,000     8,100       181,900    $(23,165)   $36,610     $3,001,350
Trans-Lux Corp. .....................................     106,052     1,000       105,052      (9,737)    11,100      1,437,899
GEO International Corporation........................   1,425,000       --      1,425,000          --         --              1
                                                                                             --------    --------    ----------
                                                                                             $(32,902)   $47,710     $4,439,250
                                                                                             =========   =======     ==========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                  FISCAL YEAR ENDED SEPTEMBER 30,
                                                                  ---------------------------------------------------------------
                                                                    1996          1995          1994          1993        1992(a)
                                                                  ---------     ---------     ---------     ---------     -------
OPERATING PERFORMANCE:
Net asset value, beginning of period............................  $   19.34     $   17.24     $   16.90     $   13.10     $10.00
                                                                  ---------     ---------     ---------     ---------     -------
Net investment income (loss)....................................      (0.09)        (0.04)        (0.05)         0.01       0.04
Net realized and unrealized gain on securities..................       2.11          3.17          0.81          3.98       3.14
                                                                  ---------     ---------     ---------     ---------     -------
Total from investment operations................................       2.02          3.13          0.76          3.99       3.18
                                                                  ---------     ---------     ---------     ---------     -------
LESS DISTRIBUTIONS:
    Dividends from net investment income........................         --            --            --         (0.03)     (0.01)
    Distributions from net realized gain on investments.........      (1.34)        (1.03)        (0.42)        (0.16)     (0.07)
                                                                  ---------     ---------     ---------     ---------     -------
Net asset value, end of period..................................  $   20.02     $   19.34     $   17.24     $   16.90     $13.10
                                                                  =========     =========     =========     =========     ========
Total return(b).................................................      11.01%        19.47%         4.48%        30.65%     31.86%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........................  $ 223,239     $ 231,156     $ 205,699     $ 204,617     $94,864
    Ratio of operating expenses to average net assets...........       1.58%         1.54%         1.54%         1.64%      1.97%*
    Ratio of net investment income (loss) to average net
      assets....................................................      (0.42)%       (0.24)%       (0.28)%        0.03%      0.32%*
Portfolio turnover rate.........................................         11%           17%           19%           14%        16%
Average commission rate per share(c)............................  $   0.049            --            --            --         --

---------------
 *  Annualized
(a) Fund commenced operations on October 22, 1991.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) For fiscal years beginning on or after November 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

THE GABELLI SMALL CAP GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

SHAREHOLDERS AND BOARD OF DIRECTORS
THE GABELLI SMALL CAP GROWTH FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 1996, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP
New York, New York
November 6, 1996

                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the fiscal year ended September 30, 1996, the Fund paid to shareholders, on December 29, 1995, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.065 per share. Additionally, on that date, the Fund paid $1.275 per share in long-term capital gains. For fiscal year 1996, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1996 which was derived from U.S. Treasury securities was 0.81% . Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                       Gabelli Equity Series Funds, Inc.
                       THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                           E-MAIL: INFO @ GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF DIRECTORS
 Mario J. Gabelli, CFA           Felix J. Christiana
 Chairman and Chief              Former Senior
 Investment Officer              Vice President
 Gabelli Funds, Inc.             Dollar Dry Dock Savings Bank
 Anthony J. Colavita             Vincent D. Enright
 Attorney-at-Law                 Senior Vice President
 Anthony J. Colavita, P.C.       and Chief Financial Officer
                                 The Brooklyn Union Gas
 John D. Gabelli                 Company
 Vice President
 Gabelli & Company, Inc.         Robert J. Morrissey
                                 Attorney-at-Law
 Karl Otto Pohl                  Morrissey & Hawkins
 Former President
 Deutsche Bundesbank             Anthonie C. van Ekris
                                 Managing Director
 Anthony R. Pustorino            BALMAC International, Inc.
 Certified Public Accountant
 Professor, Pace University
OFFICERS
 Mario J. Gabelli, CFA           James E. McKee
 President and                   Secretary
 Chief Investment Officer
 Bruce N. Alpert
 Vice President and Treasurer

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom

----------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
----------------------------------------------------------

                                                                            LOGO

 THE
 GABELLI

 SMALL CAP
 GROWTH
 FUND
                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1996